UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

MASON STREET FUNDS, INC.

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.)	Title of each class of securities to which transaction applies:

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4.)	Proposed maximum aggregate value of transaction:

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February 22, 2006

Important information regarding your account - Please read carefully.

Dear SEP IRA Participant:

As indicated in the letter enclosed, Dear Mason Street Fund Shareholder, we have recently announced a change with respect to the Mason Street Family of Funds (the “Reorganization”). Our records indicate that you maintain a Simplified Employee Pension (“SEP”) IRA with State Street Bank and Trust Company (“State Street”) as Custodian. Your SEP IRA assets are held through brokerage accounts at Northwestern Mutual Investment Services, LLC (NMIS). As the letter indicated, 10 of the 11 Mason Street Funds will be reorganized into the American Century family of funds (“American Century”). In addition, pursuant to the Reorganization, the State Street Global Advisors Money Market Fund (“SSgA Fund”) and the Mason Street Index 400 Stock Fund (the “i400 Fund”) will no longer be available as investment options under your SEP IRA. However, we are pleased to announce that American Century will offer their Prime Money Market Fund as an alternative to the SSgA Money Market Fund. See the enclosed Prospectus for information concerning this Fund.

As will be mailed to you separately, the Prospectus Supplement states that, as of end of business on March 23rd, you will not be able to make new purchases, including exchanges and automatic purchases (redemptions will be allowed). It is important to note that, unless you transfer your SEP IRA assets out of the i400 Fund before the end of business on March 23, 2006, any remaining assets in the i400 Fund will automatically be invested in the SSgA Fund until it is eliminated after March 31st. Also, if you have assets invested in the SSgA Fund and you fail to transfer those assets out of the SSgA Fund before the end of business on March 23, 2006, any remaining assets will transfer to the American Century Prime Money Market Fund after March 31st. (These are necessary transition steps because the American Century Prime Money Market Fund will not become available until April 3, 2006.)

Please carefully consider the investment objectives, risk and charges and expenses of the SSgA Fund. The prospectus contains this and other information about the Fund. You may obtain a prospectus from the SSgA website at www.ssgafunds.com or by calling SSgA Funds at 1-800-997-7327. The prospectus should be read carefully.

State Street will resign as Custodian of your SEP IRA effective on the transition date, which is anticipated to be on March 31, 2006. This letter serves as notification that, pursuant to the terms of your existing Custodial Agreement, The Northwestern Mutual Life Insurance Company has appointed JPMorgan Chase Bank, N.A., (“JPMorgan”) as the Successor Custodian under the American Century IRA Custodial Agreement and JPMorgan has accepted such appointment. Your new American Century Disclosure Statement and Custodial Agreement, including amended terms and conditions, is enclosed.

Accepting the amended terms and conditions for your account requires no action on your part. If you take no action within 30 calendar days from the receipt of this letter, you will be deemed to have consented to the Successor Custodian and to the terms and conditions of the enclosed amended Agreement.

If you have any questions, contact your Financial Representative or you may call the Mason Street Funds Call Center at 1-888-627-6678.

NMIS intends to continue providing the high quality and timely trading services you have come to expect.

Sincerely,

Northwestern Mutual Investment Services, LLC

Enclosures:

Dear Mason Street Fund Shareholder

American Century Disclosure Statement and Custodial Agreement

American Century Prime Money Market Fund Prospectus

The information included herein is not an offer to sell, nor a solicitation of an offer to buy, shares of any investment company, nor is it a solicitation of any proxy. American Century and Federated Funds have filed proxy statements/prospectuses and other relevant documents regarding the reorganization with the SEC. Investors are urged to read the proxy statements/prospectuses and other documents filed with the SEC in connection with the proposed reorganization, or incorporated by reference into the proxy statements/prospectuses, because they contain important information about the reorganization and related matters. You can obtain the proxy statements/prospectuses and other related documents free of charge at the SEC website (www.sec.gov) or by calling the Mason Street Funds at 888-627-6678.

February 22, 2006

Important information regarding your account - Please read carefully.

Dear SEPSIMPLE IRA Participant:

As indicated in the letter enclosed, Dear Mason Street Fund Shareholder, we have recently announced a change with respect to the Mason Street Family of Funds (the “Reorganization”). Our records indicate that you maintain a SEPSIMPLE IRA with State Street Bank and Trust Company (“State Street”) as Custodian. Your SEPSIMPLE IRA assets are held through brokerage accounts at Northwestern Mutual Investment Services, LLC (NMIS). As the letter indicated, 10 of the 11 Mason Street Funds will be reorganized into the American Century family of funds (“American Century”). In addition, pursuant to the Reorganization, the State Street Global Advisors Money Market Fund (“SSgA Fund”) and the Mason Street Index 400 Stock Fund (the “i400 Fund”) will no longer be available as investment options under your SEPSIMPLE IRA. However, we are pleased to announce that American Century will offer their Prime Money Market Fund as an alternative to the SSgA Money Market Fund. See the enclosed Prospectus for information concerning this Fund.

As will be mailed to you separately, the Prospectus Supplement states that, as of end of business on March 23rd, you will not be able to make new purchases, including exchanges and automatic purchases (redemptions will be allowed). It is important to note that, unless you transfer your SEPSIMPLE IRA assets out of the i400 Fund before the end of business on March 23, 2006, any remaining assets in the i400 Fund will automatically be invested in the SSgA Fund until it is eliminated after March 31st. Also, if you have assets invested in the SSgA Fund and you fail to transfer those assets out of the SSgA Fund before the end of business on March 23, 2006, any remaining assets will transfer to the American Century Prime Money Market Fund after March 31st. (These are necessary transition steps because the American Century Prime Money Market Fund will not become available until April 3, 2006.)

Please carefully consider the investment objectives, risk and charges and expenses of the SSgA Fund. The prospectus contains this and other information about the Fund. You may obtain a prospectus from the SSgA website at www.ssgafunds.com or by calling SSgA Funds at 1-800-997-7327. The prospectus should be read carefully.

State Street will resign as Custodian of your SEPSIMPLE IRA effective on the transition date, which is anticipated to be on March 31, 2006. This letter serves as notification that upon State Street’s resignation, JPMorgan Chase Bank, N.A., has agreed to serve as the successor custodian under the American Century IRA Custodial Agreement. This letter serves as notification that, pursuant to the terms of your existing Custodial Agreement, The Northwestern Mutual Life Insurance Company has appointed JPMorgan Chase Bank, N.A., (“JPMorgan”) as the Successor Custodian under the American Century IRA Custodial Agreement and JPMorgan has accepted such appointment. Your new American Century Disclosure Statement and Custodial Agreement, including amended terms and conditions, is enclosed.

Accepting the amended terms and conditions for your account requires no action on your part. If you take no action within 30 calendar days from the receipt of this letter, you will be deemed to have consented to the Successor Custodian and to the terms and conditions of the enclosed amended Agreement.

If you have any questions, contact your Financial Representative or you may call the Northwestern Mutual Retirement Savings Plan Call Center at 1-888-292-0665.

NMIS intends to continue providing the high quality and timely trading services you have come to expect.

Sincerely,

Northwestern Mutual Investment Services, LLC

Enclosures:

Dear Mason Street Fund Shareholder

American Century Disclosure Statement and Custodial Agreement

American Century Prime Money Market Fund Prospectus

The information included herein is not an offer to sell, nor a solicitation of an offer to buy, shares of any investment company, nor is it a solicitation of any proxy. American Century and Federated Funds have filed proxy statements/prospectuses and other relevant documents regarding the reorganization with the SEC. Investors are urged to read the proxy statements/prospectuses and other documents filed with the SEC in connection with the proposed reorganization, or incorporated by reference into the proxy statements/prospectuses, because they contain important information about the reorganization and related matters. You can obtain the proxy statements/prospectuses and other related documents free of charge at the SEC website (www.sec.gov) or by calling the Mason Street Funds at 888-627-6678.